Rule 497(k)

File No. 333-125751

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust NASDAQ® CleanEdge® Green Energy Index Fund

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

September 15, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, effective September 19, 2022, an additional eligibility screen will be introduced by the Index.

According to the Fund’s Index Provider, in order to be eligible for inclusion in the Index, a security’s issuer must not be identified by the U.S. Securities and Exchange Commission as having used to audit its financial statements an accounting firm that has been identified by the Public Company Accounting Oversight Board (PCAOB) under the Holding Foreign Companies Accountable Act (HFCAA).

Please Keep this Supplement with your Fund Prospectus

and Summary Prospectus for Future Reference